SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported) August 13, 2003 (June 3, 2003)

                            SENECA FOODS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         New York                     0-1989                     16-0733425
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
of Incorporation)                                            Identification No.)


                3736 South Main Street, Marion, New York, 14505
           (Address of Principal Executive Offices including zip code)

                                  315/926-8100
               (Registrant's telephone number including area code)

                                 Not Applicable
               Former name, former address and former fiscal year,
                          if changed since last report

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Exhibit 99.1      Seneca Foods Corporation Press Release issued on June 3, 2003.


ITEM 12.          Results of Operations and Financial Condition

     On June 3, 2003, the Registrant issued a press release, which sets forth its results of operations for the year ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 13, 2003

                                                   SENECA FOODS CORPORATION



                                                 By: /s/Kraig H. Kayser
                                                     -------------------------
                                                     Kraig H. Kayser
                                                     President and
                                                     Chief Executive Officer